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                                                                    EXHIBIT 99.1


                          AGREEMENT AND PLAN OF MERGER

                       PILOT THERAPEUTICS HOLDINGS, INC.,
                             A DELAWARE CORPORATION,
                                       AND
                            INTERALLIED GROUP, INC.,
                              A NEVADA CORPORATION


         THIS AGREEMENT AND PLAN OF MERGER, dated as of October 10, 2001 (the "Agreement"), is entered into by and between PILOT THERAPEUTICS HOLDINGS, INC., a Delaware corporation ("Pilot") with its principal address at 1101 North Chestnut Street, Winston-Salem, North Carolina 27101, and INTERALLIED GROUP, INC., a Nevada corporation ("ILRG") with its principal address at 1101 North Chestnut Street, Winston-Salem, North Carolina 27101. Pilot and ILRG are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS


         A. Pilot is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 50,000,000 shares, $0.001 par value, of common stock. As of October 10, 2001, 10 shares of Pilot common stock were issued and outstanding, all of which are held by ILRG.

         B. ILRG is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 20,000,000 shares, $0.01 par value, of common stock and 5,000,000 shares, $0.001 par value of preferred stock. As of October 10, 2001, 9,724,971 shares of ILRG common stock were issued and outstanding and no shares of preferred stock were issued and outstanding.

         C. The Board of Directors of ILRG has determined that, for the purpose of effecting the reincorporation of ILRG in the State of Delaware, it is advisable and in the best interests of ILRG and its stockholders that ILRG merge with and into Pilot upon the terms and conditions herein provided.

         NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants set forth herein, Pilot and ILRG hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   ARTICLE I
                                     MERGER

         1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Nevada Private Corporation Law, ILRG shall be merged with and into Pilot (the "Reincorporation Merger"), the separate existence of ILRG shall cease and Pilot shall survive the Reincorporation Merger and shall continue to be governed by the laws of


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the State of Delaware, and Pilot shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "Pilot Therapeutics Holdings, Inc."

         1.2 Filing and Effectiveness. Consummation of the Reincorporation Merger shall be subject to the completion of the following actions:

                  (a) This Agreement and the Reincorporation Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Nevada Private Corporation Law;

                  (b) All of the conditions precedent to the consummation of the Reincorporation Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to the satisfaction thereof;

                  (c) The Board of Directors of ILRG shall not have determined that the number of shares of ILRG common stock the holders of which have validly exercised dissenters' rights pursuant to the Nevada Private Corporation Law in connection with the Reincorporation Merger is excessive, in the sole and absolute discretion of the Board of Directors of ILRG;

                  (d) Any required notice or waiting period before the Reincorporation Merger may be consummated, pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and all regulations promulgated thereunder, shall have expired;

                  (e) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

                  (f) Executed Articles of Merger or an executed counterpart of this Agreement meeting the requirements of the Nevada Private Corporation Law shall have been filed with the Secretary of State of the State of Nevada.

                  The date and time when the Reincorporation Merger shall become effective in accordance with the Delaware General Corporation Law and the Nevada Private Corporation Law is herein called the "Effective Date of the Merger."

         1.3 Effect of the Reincorporation Merger. Upon the Effective Date of the Merger, the separate existence of ILRG shall cease and Pilot, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and ILRG's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of ILRG in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of ILRG in the same manner as if Pilot had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada Private Corporation Law.


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                                   ARTICLE II
             CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 Certificate of Incorporation. The Certificate of Incorporation of Pilot as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 Bylaws. The Bylaws of Pilot as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3 Directors and Officers. The directors and officers of ILRG immediately prior to the Effective Date of the Merger shall become the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or by the Certificate of Incorporation or the Bylaws of the Surviving Corporation.

                                  ARTICLE III
                          MANNER OF CONVERSION OF STOCK

         3.1 ILRG Common Stock. Upon the Effective Date of the Merger, each share of ILRG common stock, $0.01 par value, issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into one fully paid and nonassessable share of common stock, $0.001 par value, of the Surviving Corporation. There are no outstanding shares of preferred stock of ILRG, par value $0.001 per share.

         3.2      ILRG Options and Other Outstanding Stock-Based Grants.

                  (a) Upon the Effective Date of the Merger, each outstanding and unexercised option or other right to purchase or security convertible into ILRG common stock shall become an option or right to purchase or a security convertible into Pilot common stock on the basis of one share of Pilot common stock for each share of ILRG common stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such ILRG option, stock purchase right or convertible security on the Effective Date of the Merger. There are no options or stock purchase rights for or securities convertible into the preferred stock of ILRG, par value $0.001 per share.

                  (b) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue ILRG's Stock Option Plan (as frozen) and 2001 Stock Incentive Plan and shall reserve a number of shares of Pilot common stock for issuance under those plans equal to the number of shares of ILRG common stock so reserved immediately prior to the Effective Date of the Merger. The execution of this Agreement shall constitute an amendment to those plans to reflect the Surviving Corporation as the corporation referenced in such employee benefit plans notwithstanding the actual references therein to ILRG.


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                  (c)      A number of shares of Pilot common stock also shall
be reserved for issuance upon the exercise of any other options, stock purchase rights and convertible securities equal to the number of shares of ILRG common stock so reserved immediately prior to the Effective Date of the Merger.

         3.3 ILRG Benefit Plans. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue all employee benefit plans of ILRG. The execution of this Agreement shall constitute an amendment to each of the employee benefit plans to reflect the Surviving Corporation as the corporation referenced in such employee benefit plans notwithstanding the actual references therein to ILRG.

         3.4 Pilot Common Stock. Upon the Effective Date of the Merger, each share of common stock, $0.01 par value, of Pilot issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by Pilot, the holder of such shares or any other person, be canceled without payment of consideration and returned to the status of authorized but unissued shares.

         3.5 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of ILRG common stock shall surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's common stock into which such holders' shares of ILRG common stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of ILRG common stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's common stock into which such shares of ILRG common stock were converted in the Reincorporation Merger. The registered owner on the books and records of ILRG or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing common stock of the Surviving Corporation so issued in the Reincorporation Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of ILRG so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws. If any certificate for shares of the Surviving Corporation common stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Surviving Corporation or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.


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                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         4.1 Representations and Warranties of ILRG. ILRG hereby represents and warrants that it:

                  (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) is not in violation of any provisions of its articles of incorporation or bylaws; and

                  (d) has full corporate power and authority to execute and deliver this Agreement and consummate the Reincorporation Merger and the other transactions contemplated by this Agreement.


         4.2 Representations and Warranties of Pilot. Pilot hereby represents and warrants that it:

                  (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) is not in violation of any provisions of its certificate of incorporation or bylaws; and

                  (d) has full corporate power and authority to execute and deliver this Agreement and consummate the Reincorporation Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE V
                                TAX CONSEQUENCES

         It is the intent of the Constituent Corporations that (i) the Reincorporation Merger will constitute a "reorganization" within the meaning of each of sections 368(a)(1)(A) and 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) this Agreement will constitute a "plan of reorganization" for purposes of sections 354 and 368 of the


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Code. The Constituent Corporations shall treat and report the transactions consistently with this intention for all purposes; provided, however, that the Constituent Corporations intend that ILRG and its counsel, and Pilot and its counsel, shall have no liability to the stockholders of either of the Constituent Corporations if, for any reason, the Reincorporation Merger does not constitute a reorganization within the meaning of sections 368(a)(1)(A) or 368(a)(1)(F) of the Code.

                                   ARTICLE VI
                                     GENERAL

         6.1 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are no other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

         6.2 Further Assurances. From time to time, as and when required by Pilot or by its successors or assigns, there shall be executed and delivered on behalf of ILRG such deeds and other instruments, and there shall be taken or caused to be taken by Pilot and ILRG such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Pilot the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ILRG and otherwise to carry out the purposes of this Agreement, and the officers and directors of Pilot are fully authorized in the name and on behalf of ILRG or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         6.3 Covenants of Pilot. Pilot covenants and agrees that it will, on or before the Effective Date of the Merger take such other actions as may be required by Delaware law or Nevada law to accomplish the Reincorporation Merger, including appointing an agent for service of process in the State of Nevada if and to the extent required under provisions of Nevada law.

         6.4 Abandonment. At any time before the filing a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Nevada, this Agreement may be terminated and the Reincorporation Merger may be abandoned for any reason whatsoever, including without limitation pursuant to Section 1.2(c), by the Board of Directors of either ILRG or Pilot, or both, notwithstanding the approval of this Agreement by the stockholders of ILRG or by the sole stockholder of Pilot, or by both.

         6.5 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of Articles of Merger and a Certificate of Merger with the Secretaries of State of the States of Nevada and Delaware, respectively, provided that an amendment made subsequent to the adoption and approval of this Agreement and the Reincorporation Merger by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the


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Surviving Corporation to be effected by the Reincorporation Merger, or (3) alter or change any of the terms and conditions of this Agreement, if in the case of clause (2) or (3) such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

         6.6 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

         6.7 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1101 North Chestnut Street, Winston-Salem, North Carolina 27101, and copies thereof will be furnished to any stockholder and to any creditor of either Constituent Corporation, upon request and without cost.

         6.8 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada Private Corporation Law.

         6.9 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, this Agreement is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.



                                    PILOT THERAPEUTICS HOLDINGS, INC.,
                                    a Delaware corporation


                                    By:      /s/ Dr. Floyd Chilton III, PhD
                                       ----------------------------------------
                                    Name:  Dr. Floyd Chilton III, PhD
                                    Title: President


                                    ATTEST:


                                    By:      /s/ Beth Fordham-Meier
                                       ----------------------------------------
                                    Name:  Beth Fordham-Meier
                                    Title: Secretary


                                    INTERALLIED GROUP, INC.,
                                    a Nevada corporation

                                    By:      /s/ Dr. Floyd Chilton III, PhD
                                       ----------------------------------------
                                    Name:  Dr. Floyd Chilton III, PhD
                                    Title: President


                                    ATTEST:

                                    By:      /s/ Beth Fordham-Meier
                                       ----------------------------------------
                                    Name:  Beth Fordham-Meier
                                    Title: Secretary


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